SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 25, 2003

Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal
year if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Amended and Restated Credit Agreement
EX-99.1 Press Release

Item 5. Other Events.

On December 2, 2003, Correctional Properties Trust announced the completion of its Amended and Restated Credit Agreement initially consisting of a $95 million secured revolving credit facility.

The press release issued by Correctional Properties Trust on December 2, 2003 and the Amended and Restated Credit Agreement dated November 25, 2003 by and among CPT Operating Partnership L.P., Correctional Properties Trust, Bank of America, N.A., as Administrative Agent are attached as exhibits to this Form 8-K filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated Credit Agreement dated as of November 25, 2003 by and among CPT Operating Partnership L.P., Correctional Properties Trust, Bank of America, N.A., as Administrative Agent

99.1	Press Release dated December 2, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONAL PROPERTIES TRUST

December 5, 2003	By: /s/ David J. Obernesser

David J. Obernesser
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Credit Agreement dated as of November 25, 2003 by and among CPT Operating Partnership L.P., Correctional Properties Trust, Bank of America, N.A., as Administrative Agent

99.1	Press Release dated December 2, 2003.